UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2015

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-90031                             33-0803434

 (Commission File Number)      (IRS Employer Identification No.)

3419 Virginia Beach Blvd, Unit 252

Virginia Beach, VA 23452

(Address of principal executive offices and zip Code)

778-838-3313

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events/Information

Northstar Electronics, Inc., along with Sealand Aviation Ltd., has created a jointly owned company, Northstar Sealand Enterprises Ltd. The new company was set up to pursue opportunities in the aviation business, specifically to assemble, certify, manufacture, service, repair, overhaul, market and sell modern turboprop one engine commercial airplanes under license from an original equipment manufacturer.

The company is incorporated in Canada and located in Vancouver, British Columbia.  Northstar Electronics,Inc. owns sixty percent (60%) of the shares in the new company and Sealand Aviation Ltd. owns forty percent (40%) of the shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  NORTHSTAR ELECTRONICS, INC.

                                                              By:   /s/Wilson Russell

                                                                      Name: Wilson Russell

                                                                     Title:  President and Chief Executive Officer

Dated: March 2, 2015